UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2020

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3000 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On April 15, 2020, GoPro, Inc. (the “Company”) issued a press release providing a preview of its financial results for its first quarter ended March 31, 2020 and announcing that it is withdrawing its previously announced first quarter and full year 2020 financial guidance due to the uncertainty surrounding the magnitude and duration of the COVID-19 pandemic. The Company anticipates giving further updates on its first quarter earnings release and earnings call. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities
On April 14, 2020, the Board of Directors of the Company (the “Board”) approved a restructuring plan (the “Restructuring Plan”) in order to reduce its operating costs, optimize its business model and address the impact of the COVID-19 pandemic. The Restructuring Plan is anticipated to entail a global reduction in force of more than 200 employees (the “Reduction in Force”) and is expected to be substantially completed by the end of the second quarter of 2020.
The restructuring of GoPro’s business will result in an estimated aggregate charge of $31 million to $49 million. Cash expenditures will be approximately $5 million of the estimated aggregate charges in the second quarter of 2020 as a result of a reduction in force. The remaining expenditures are approximately $26 million to $44 million primarily pertaining to planned reductions of office space (including $4 million of non-cash charges) and approximately $5 million for other non-cash charges. The Company anticipates the majority of the office space charges will result in future cash expenditures through 2027. The Company anticipates that a substantial portion of these restructuring charges will be reflected in its second quarter results.

Item 5.02 Compensatory Arrangements of Certain Officers
Due to the impacts of the COVID-19 pandemic on the Company, Nicholas Woodman, the Company’s Chief Executive Officer, volunteered to waive his salary for the remainder of the year ending December 31, 2020 (the “Salary Waiver”). Therefore, in connection with the Salary Waiver, Mr. Woodman and the Company entered into a Waiver Agreement (the “Waiver Agreement”), effective as of April 14, 2020, where the parties agreed as follows: (a) that the Salary Waiver shall not constitute “Good Reason” or “CIC Good Reason,” each as defined in the Employment Letter to Nicholas Woodman dated June 2, 2014 and filed as Exhibit 10.16 to the to the Company’s Form S-1/A filed with the SEC on June 11, 2014, and any application of “Good Reason” or “CIC Good Reason” shall not consider the decrease in Mr. Woodman’s base salary for the remainder of the year ending December 31, 2020; (b) the Salary Waiver is expected to have adverse effects on Mr. Woodman’s participation in certain benefit plans; and (c) Mr. Woodman has no expectation or entitlement to a true-up, gross-up or similar payment to compensate him for the Salary Waiver.
The foregoing description of the Waiver Agreement is not complete and is qualified in its entirety by reference to the full text of the Waiver Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure
On April 15, 2020, the Company issued a press release announcing the Restructuring Plan and withdrew its 2020 Q1 and full year guidance. Additionally, the Company announced it hired Aimée Lapic, former Chief Marketing Officer at Pandora, as Chief Digital Officer to lead the company’s direct-to-consumer growth initiatives spanning hardware, software and subscription sales.
The information set forth in Items 2.02 and 2.05 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are incorporated herein by reference.
The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this or such filing. The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Note on Forward-looking Statements
This Current Report on Form 8-K may contain projections or other forward-looking statements within the meaning Section 27A of the Private Securities Litigation Reform Act. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements related to expectations regarding aggregate charges for employee termination and the timing to recognize these charges and other costs associated with the restructuring, including the estimates of related cash expenditures by the Company in connection therewith, statements regarding the number of employees subject to the reduction in force and the timing thereof and the impact of the restructuring steps, and statements regarding the issuance of updates on the Company’s business and guidance and the timing thereof, and statements regarding the compensation arrangements between the Company and Mr. Woodman. These forward-looking statements are based on the Company’s current expectations and inherently involve significant risks and uncertainties. The Company’s actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to cost reduction efforts and risks related to the COVID-19 pandemic. A further description of the risks and uncertainties relating to the business of the Company is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2020, and the Company’s subsequent current reports filed with the SEC. The Company undertakes no duty or obligation to update any forward-looking statements contained herein as a result of new information, future events or changes in its expectations.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Document
10.1	Waiver Agreement dated April 14, 2020 by and between Nicholas Woodman and GoPro, Inc.
99.1	Press Release of GoPro, Inc. dated April 15, 2020.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	April 15, 2020	By: /s/ Brian McGee
Brian McGee Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)